Debt and Other Credit Facilities	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Debt and Other Credit Facilities	Debt and Other Credit Facilities
Our outstanding debt consisted of the following at the dates indicated:

Dollars in millions	December 31, 2020	December 31, 2019
Term Loan A	285	176
Term Loan B	516	756
Convertible Senior Notes	350	350
Senior Notes	250	—
Senior Credit Facility	260	—
Unamortized debt issuance costs - Term Loan A	(4)	(4)
Unamortized debt issuance costs and discount - Term Loan B	(16)	(15)
Unamortized debt issuance costs and discount - Convertible Notes	(40)	(53)
Unamortized debt issuance costs and discount - Senior Notes	(5)	—
Total long-term debt	1,596	1,210
Less: current portion	12	27
Total long-term debt, net of current portion	$1,584	$1,183

Senior Credit Facility

On February 7, 2020, we amended our Senior Credit Facility to, among other things, reduce the applicable margins and commitment fees associated with the various borrowings under the facility. Simultaneous with the amendment, we used proceeds from the new facility and cash on hand to refinance our outstanding borrowings resulting in an amended senior secured credit facility ("Senior Credit Facility") that consisted of a $500 million revolving credit facility ("Revolver"), a $500 million PLOC, a $275 million Loan A, ("Term Loan A") of which a portion is denominated in Australian dollars, and a $520 million Term Loan B ("Term Loan B"). In addition, the amendment extended the maturity dates with respect to the Revolver, PLOC and the Term Loan A to February 2025 and Term Loan B to February 2027, and amended certain other provisions including the financial covenants.

On July 2, 2020, we amended our Senior Credit Facility to convert the $500 million capacity formerly available under our PLOC to our Revolver, increasing our Revolver capacity from $500 million to $1 billion. On September 14, 2020, we further amended our Senior Credit Facility to modify the definition and calculation of Consolidated EBITDA (as defined therein) to permit pro forma cost reductions resulting from certain corporate transactions. The aggregate capacity under our Senior Credit Facility remained $1.795 billion and all other terms and conditions remain unchanged.

The interest rates with respect to the Revolver and Term Loan A are based on, at the Company's option, adjusted LIBOR plus an additional margin or base rate plus additional margin. The interest rate with respect to the Term Loan B is LIBOR plus 2.75%. Additionally, there is a commitment fee with respect to the Revolver.

The details of the applicable margins and commitment fees under the amended Senior Credit Facility are based on the Company's consolidated leverage ratio as follows:

	Revolver and Term Loan A
Consolidated Leverage Ratio	LIBOR Margin	Base Rate Margin	Commitment Fee
Greater than or equal to 3.25 to 1.00	2.25%	1.25%	0.35%
Less than 3.25 to 1.00 but greater than or equal to 2.25 to 1.00	2.00%	1.00%	0.30%
Less than 2.25 to 1.00 but greater than or equal to 1.25 to 1.00	1.75%	0.75%	0.25%
Less than 1.25 to 1.00	1.50%	0.50%	0.20%
The Term Loan A provides for quarterly principal payments of 0.625% of the aggregate principal amount commencing with the fiscal quarter ending June 30, 2020, increasing to 1.25% starting with the quarter ending June 30, 2022. The Term Loan B provides for quarterly principal payments of 0.25% of the initial aggregate principal amounts commencing with the fiscal quarter ending June 30, 2020.

The Senior Credit Facility contains financial covenants of a maximum consolidated leverage ratio and a consolidated interest coverage ratio (as such terms are defined in the Senior Credit Facility). Our consolidated leverage ratio as of the last day of any fiscal quarter may not exceed 4.25 to 1 through 2021, reducing to 4.00 to 1 in 2022 and 3.75 to 1 in 2023. Our consolidated interest coverage ratio as of the last day of any fiscal quarter, which covenant commenced with the fiscal quarter ending June 30, 2020 and thereafter, may not be less than 3.00 to 1. As of December 31, 2020, we were in compliance with our financial covenants related to our debt agreements.

Convertible Senior Notes

Convertible Senior Notes. On November 15, 2018, we issued and sold $350 million of 2.50% Convertible Senior Notes due 2023 (the "Convertible Notes") pursuant to an indenture between us and Citibank, N.A., as trustee. The Convertible Notes are senior unsecured obligations and bear interest at 2.50% per year, and interest is payable on May 1 and November 1 of each year. The Convertible Notes mature on November 1, 2023 and may not be redeemed by us prior to maturity.

The Convertible Notes are convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election. It is our current intent and policy to settle the principal balance of the Convertible Notes in cash and any excess value upon conversion in shares of our common stock. The initial conversion price of the Convertible Notes is approximately $25.51 (subject to adjustment in certain circumstances), based on the initial conversion rate of 39.1961 Common Shares per $1,000 principal amount of Convertible Notes. Prior to May 1, 2023, the Convertible Notes will be convertible only upon the occurrence of certain events and during certain periods, and thereafter, until the close of business on the second scheduled trading day immediately preceding the maturity date. During 2020, we declared a quarterly cash dividend of $0.10 per Common Share, which exceeded our per share dividend threshold and adjusted the conversion rate to 39.3360 at a strike price of $25.42 as of December 31, 2020. The impact of dilution on our earnings per share from Convertible Notes is measured using the “treasury stock method”. As of December 31, 2020, the "if-converted" value of the Convertible Notes exceeded the $350 million principal amount by approximately $76 million.

Accounting standards require that convertible debt which may be settled in cash upon conversion (including partial cash settlement) be accounted for with a liability component based on the fair value of similar nonconvertible debt and an equity component based on the excess of the initial proceeds from the convertible debt over the liability component. The difference between the principal amount of the notes and the carrying amount represents a debt discount, which is amortized as additional non-cash interest expense over the term of the Convertible Notes. The equity component represents proceeds related to the conversion option and is recorded as additional paid-in capital. The equity component is determined at issuance and is not remeasured as long as it continues to meet the conditions for equity classification. The net carrying value of the equity component related to the Convertible Notes was $57 million as of December 31, 2020 and 2019.

The amount of interest cost recognized relating to the contractual interest coupon was $9 million for the years ended December 31, 2020 and 2019, and $1 million for the year ended December 31, 2018. The amortization of the discount and debt issuance costs was $13 million, $12 million, and $1 million for the years ended December 31, 2020, 2019 and 2018, respectively. The effective interest rate on the liability component was 6.50% for the years ended December 31, 2020 and 2019.

Convertible Notes Call Spread Overlay. Concurrent with the issuance of the Convertible Notes, we entered into privately negotiated convertible note hedge transactions (the "Note Hedge Transactions") and warrant transactions (the "Warrant Transactions") with the option counterparties. These transactions represent a Call Spread Overlay, whereby the cost of the Note Hedge Transactions we purchased to cover the cash outlay upon conversion of the Convertible Notes was reduced by the sales price of the Warrant Transactions. Each of these transactions is described below.

The Note Hedge Transactions cost an aggregate $62 million and are expected generally to reduce the potential dilution of common stock and/or offset the cash payments we are required to make in excess of the principal amount upon conversion of the Convertible Notes in the event that the market price of our common stock is greater than the strike price of the Note Hedge Transactions, which was initially $25.51 (subject to adjustment), corresponding approximately to the initial conversion price of the Convertible Notes. The Note Hedge Transactions were accounted for by recording the cost as a reduction to "Additional paid-in capital" based on the Note Hedge meeting certain scope exceptions provided under ASC Topic 815.
We received proceeds of $22 million for the Warrant Transactions, in which we sold net-share-settled warrants to the option counterparties in an amount equal to the number of shares of our common stock initially underlying the Convertible Notes, subject to customary anti-dilution adjustments. The original strike price of the warrants is $40.02 per share (subject to adjustment), which is 29% above the last reported sale price of our common stock on the New York Stock Exchange on December 31, 2020. The Warrant Transactions could have a dilutive effect to our stockholders to the extent the market price per share of our common stock, as measured under the terms of the Warrant Transactions, exceeds the applicable strike price of the warrants. The Warrant Transactions have been accounted for by recording the proceeds received as "Additional paid-in capital".

The Note Hedge Transactions and the Warrant Transactions are separate transactions, in each case entered into by us with the option counterparties, and are not part of the terms of the Convertible Notes and will not affect any holder's rights under the Convertible Notes.

Senior Notes

On September 30, 2020, we issued and sold $250 million aggregate principal amount of 4.750% Senior Notes due 2028 pursuant to an indenture among us, the guarantors party thereto and Citibank, N.A., as trustee. The Senior Notes are senior unsecured obligations and are fully and unconditionally guaranteed by each of our existing and future domestic subsidiaries that guarantee our obligations under the Senior Credit Facility and certain other indebtedness. The net proceeds from the offering was approximately $245 million, after deducting fees and offering expenses and were used to finance a portion of the purchase price for the acquisition of Centauri and pay related fees and expenses. Interest is payable semi-annually in arrears on March 30 and September 30 of each year, beginning on March 30, 2021, and the principal is due on September 30, 2028.

    At any time prior to September 30, 2023, we may redeem all or part of the Senior Notes at a redemption price equal to 100% of the principal amount of the Senior Notes redeemed, plus accrued and unpaid interest, if any, to (but not including) the redemption date, plus a specified “make-whole premium.” On or after September 30, 2023 we may redeem all or part of the Senior Notes at our option, at the redemption prices set forth in the Senior Notes, plus accrued and unpaid interest, if any, to (but not including) the redemption date. At any time prior to September 30, 2023, we may redeem up to 35% of the original aggregate principal amount of the Senior Notes with the net cash proceeds of certain equity offerings at a redemption price equal to 104.750% of the principal amount of the Senior Notes, together with accrued and unpaid interest, if any, to (but not including) the redemption date. If we undergo a change of control, we may be required to make an offer to holders of the Senior Notes to repurchase all of the Senior Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest.

Letters of credit, surety bonds and guarantees

In connection with certain projects, we are required to provide letters of credit, surety bonds or guarantees to our customers in the ordinary course of business as credit support for contractual performance guarantees, advanced payments received from customers and future funding commitments. As of December 31, 2020, we had $1 billion in a committed line of credit under our Senior Credit Facility and $415 million of uncommitted lines of credit to support the issuance of letters of credit. As of December 31, 2020, with respect to our Senior Credit Facility, we had $260 million outstanding borrowings to fund the acquisition of Centauri and $103 million of outstanding letters of credit. With respect to our $415 million of uncommitted lines of credit, we utilized $213 million for letters of credit as of December 31, 2020. The total remaining capacity of these committed and uncommitted lines of credit was approximately $839 million. Of the letters of credit outstanding under our Senior Credit Facility, none have expiry dates beyond the maturity date of the Senior Credit Facility. Of the letters of credit outstanding, $167 million relate to our joint venture operations where the letters of credit are posted using our capacity to support our pro-rata share of obligations under various contracts executed by joint ventures of which we are a member.

We may also guarantee that a project, once completed, will achieve specified performance standards. If the project subsequently fails to meet guaranteed performance standards, we may incur additional costs, pay liquidated damages or be held responsible for the costs incurred by the client to achieve the required performance standards. The potential amount of future payments that we could be required to make under an outstanding performance arrangement is typically the remaining estimated cost of work to be performed by or on behalf of third parties. Amounts that may be required to be paid in excess of the estimated costs to complete contracts in progress are not estimable. For cost reimbursable contract, amounts that may become payable pursuant to guarantee provisions are normally recoverable from the client for work performed under the contract. For lump-sum or fixed-price contracts, the performance guarantee amount is the cost to complete the contracted work, less amounts remaining to be billed to the client under the contract. Remaining billable amounts could be greater or less than the cost to complete the project. If costs exceed the remaining amounts payable under the contract, we may have recourse to third parties, such as owners, subcontractors or vendors for claims.

In our joint venture arrangements, the liability of each partner is usually joint and several. This means that each joint venture partner may become liable for the entire risk of performance guarantees provided by each partner to the customer. Typically, each joint venture partner indemnifies the other partners for any liabilities incurred in excess of the liabilities the other party is obligated to bear under the respective joint venture agreement. We are unable to estimate the maximum potential amount of future payments that we could be required to make under outstanding performance guarantees related to joint venture projects due to a number of factors, including but not limited to, the nature and extent of any contractual defaults by our joint venture partners, resource availability, potential performance delays caused by the defaults, the location of the projects, and the terms of the related contracts.

Nonrecourse Project Debt

Fasttrax Limited, a consolidated joint venture in which we indirectly own a 50% equity interest with an unrelated partner, was awarded a concession contract in 2001 with the U.K. MoD to provide a Heavy Equipment Transporter Service to the British Army. Fasttrax Limited operates and maintains 91 heavy equipment transporters HETs for a term of 22 years. The purchase of the HETs by the joint venture was financed through two series of bonds secured by the assets of Fasttrax Limited and subordinated debt from the joint venture partners. The secured bonds are an obligation of Fasttrax Limited and are not a debt obligation of KBR as they are nonrecourse to the joint venture partners. Accordingly, in the event of a default on the notes, the lenders may only look to the assets of Fasttrax Limited for repayment.

The secured bonds were issued in two classes consisting of Class A 3.5% Index Linked Bonds in the amount of £56 million and Class B 5.9% Fixed Rate Bonds in the amount of £20.7 million.  Semi-annual payments on both classes of bonds will continue through maturity in 2021.  The subordinated notes payable to each of the partners initially bear interest at 11.25% increasing to 16.00% over the term of the notes until maturity in 2025.  For financial reporting purposes, only our partner's portion of the subordinated notes appears in the consolidated financial statements.

The following table summarizes the combined principal installments for both classes of bonds and subordinated notes, including inflation adjusted bond indexation over the next five years and beyond as of December 31, 2020:

Dollars in millions	Payments Due
2021	$5
2022	$1
2023	$1
2024	$—
2025	$—
Beyond 2025	$—